SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	November 15, 2002

Archstone-Smith Operating Trust

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-10272	74-6056896

(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama, Suite 400	80112

(Address of Principal Executive Offices)	(Zip Code)

(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Preliminary Unaudited Financial Info
EX-99.2 Terms Agreement dated November 15, 2002

Item 5. Other Events.

     Certain preliminary unaudited financial information of the Registrant for the quarter ended September 30, 2002 has been filed as an exhibit to this report and is incorporated herein by reference. On November 15, 2002, the Registrant entered into a terms agreement relating to the placement of its senior unsecured indebtedness. The terms agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

     (c)  Exhibits.

Exhibit No.	Document Description

99.1	Archstone-Smith Trust Preliminary Unaudited Financial Information

99.2	Terms Agreement dated November 15, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST

Dated: November 15, 2002	By:	/s/ Thomas S. Reif

Name: Thomas S. Reif Title: Vice President and Assistant Secretary

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INDEX TO EXHIBITS

Exhibit No.	Document Description

99.1	Archstone-Smith Trust Preliminary Unaudited Financial Information

99.2	Terms Agreement dated November 15, 2002